                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            -----------------------

Date of Report (Date of earliest event reported):

February 1, 2001


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


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               Delaware                                   59-2913586
  -------------------------------                   ----------------------
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                   Identification Number)


                                    0-20135
                                    -------
                            (Commission File Number)


                               One Intermedia Way
                                Tampa, FL 33647
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (813) 829-0011
                               ------------------
                               (Telephone Number)

ITEM 5.  Other Events

         On February 1, 2001, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached press release.

ITEM 7.  Financial Statements and Exhibits

         Exhibit 99 Press Release, dated February 1, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 2, 2001


                                                INTERMEDIA COMMUNICATIONS, INC.
                                                (Registrant)

                                                /s/ Jeanne M. Walters
                                                --------------------------------
                                                    Jeanne M. Walters
                                                    Vice President, Controller
                                                    and Chief Accounting Officer




                                 EXHIBIT INDEX

Exhibit
  No.                          Description                     Page

  99          Press release dated February 1, 2001